TEMPLETON GROWTH FUND, INC.
Special Meeting of Shareholders, June 15, 2000 and July 5, 2000
-------------------------------------------------------------------------------

A Special Meeting of Shareholders of the Fund was held at the Hyatt Regency Pier 66, Panorama Ballroom, 2301 S. E. 17th Street Causeway, Fort Lauderdale, Florida and the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on June 15, 2000 and July 5, 2000, respectively. The purpose of the meeting was to elect 12 Directors of the Fund; ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors; approve the amendment of certain of the Fund's fundamental investment restrictions (including five Sub-Proposals); approve the reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (including ten Sub-Proposals); approve the elimination of one of the Fund's fundamental investment restrictions; approve the amendment and restatement of the Fund's articles of incorporation; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos. Shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors, approved the amendment of certain
of   the   Fund's fundamental investment restrictions   (including   five
Sub-Proposals), approved the reclassification  of  the  Fund's  fundamental
investment policies  and certain  fundamental   investment   restrictions  to
non-fundamental policies and  restrictions   (including  ten  Sub-Proposals),
approved  the elimination  of  one  of  the  Fund's   fundamental   investment
restrictions and approved the amendment and restatement of the Fund's articles of incorporation. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

1.       The election of twelve (12) Directors:


                                                  % of           % of                        % of          % of
                                   Shares      Outstanding      Voted         Shares     Outstanding       Voted
    Term Expiring 2003:             For          Shares         Shares       Withheld       Shares        Shares
    --------------------------- ------------- -------------- ------------- ------------- ------------- --------------
    Harris J. Ashton            463,763,549       60.79%         96.87%    14,962,721        1.96%         3.13%
    Nicholas F. Brady           463,842,998       60.80%         96.89%    14,883,272        1.95%         3.11%
    Frank J. Crothers           463,895,084       60.81%         96.90%    14,831,187        1.94%         3.10%
    S. Joseph Fortunato         463,782,588       60.79%         96.88%    14,943,682        1.96%         3.12%
    John Wm. Galbraith          463,179,246       60.71%         96.75%    15,547,024        2.04%         3.25%
    Andrew H. Hines, Jr.        463,375,238       60.74%         96.79%    15,351,033        2.01%         3.21%
    Edith E. Holiday            463,921,982       60.81%         96.91%    14,804,289        1.94%         3.09%
    Charles B. Johnson          463,890,613       60.81%         96.90%    14,835,657        1.94%         3.10%
    Betty P. Krahmer            463,675,456       60.78%         96.86     15,050,814        1.97%         3.14%
    Gordon S. Macklin           463,596,417       60.77%         96.84%    15,129,853        1.98%         3.16%
    Fred R. Millsaps            463,700,157       60.78%         96.86%    15,026,113        1.97%         3.14%
    Constantine D.              463,731,350       60.78%         96.87%    14,994,920        1.97%         3.13%
    Tseretopoulos

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         457,150,852       59.92%         95.49%
    Against                      2,886,451         0.38%          0.60%
    Abstain                     18,688,966         2.45%          3.91%

3. The amendment of certain of the Fund's fundamental investment restrictions (includes five Sub-proposals):

     a. Amendment of the Fund's fundamental investment restriction regarding borrowing:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         336,486,149       44.11%         88.66%
    Against                     17,554,242         2.30%          4.63%
    Abstain                     25,454,429         3.33%          6.71%
    Broker Non-Votes            99,231,451        13.01%          --

     b. Amendment of the Fund's fundamental investment restriction regarding underwriting:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         342,198,123       44.85%         90.17%
    Against                     12,015,527         1.58%          3.17%
    Abstain                     25,281,170         3.31%          6.66%
    Broker Non-Votes            99,231,451        13.01%          --

     c. Amendment of the Fund's fundamental investment restriction regarding lending:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         338,870,662       44.42%         89.30%
    Against                     15,340,256         2.01%          4.04%
    Abstain                     25,283,902         3.31%          6.66%
    Broker Non-Votes            99,231,451        13.01%          --

     d. Amendment of the Fund's fundamental investment restriction regarding industry concentration:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         340,883,823       44.68%         89.83%
    Against                     13,060,299         1.71%          3.44%
    Abstain                     25,550,698         3.35%          6.73%
    Broker Non-Votes            99,231,451        13.01%          --

     e. Amendment of the Fund's fundamental investment restriction regarding investment in other investment companies:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         341,597,334       44.77%         90.01%
    Against                     12,969,736         1.70%          3.42%
    Abstain                     24,927,750         3.27%          6.57%
    Broker Non-Votes            99,231,451        13.01%          --

4. The reclassification of the Fund's fundamental investment policies and certain fundamental investment restrictions to non-fundamental policies and restrictions (includes 10 Sub-Proposals):

     a. Reclassify policy on investments in stocks and debt obligations:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         342,761,084       44.93%         90.32%
    Against                     11,288,042         1.48%          2.97%
    Abstain                     25,445,694         3.33%          6.71%
    Broker Non-Votes            99,231,451        13.01%          --

     b. Reclassify policy on investments in preferred stocks and certain debt securities:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         343,210,759       44.99%         90.44%
    Against                     10,909,089         1.43%          2.87%
    Abstain                     25,374,972         3.32%          6.69%
    Broker Non-Votes            99,231,451        13.01%          --


    c. Reclassify policy on investments in temporary defensive instruments:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         342,961,112       44.95%         90.37%
    Against                     10,733,277         1.41%          2.83%
    Abstain                     25,800,431         3.38%          6.80%
    Broker Non-Votes            99,231,451        13.01%          --

     d. Reclassify policy on investments in a single issuer:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         337,501,011       44.24%         88.93%
    Against                     14,988,324         1.96%          3.95%
    Abstain                     27,005,485         3.54%          7.12%
    Broker Non-Votes            99,231,451        13.01%          --

     e. Reclassify policy on investments in securities with a limited trading market:

                                                  % of           % of
                                               Outstanding      Voted
                                   Shares        Shares         Shares
    --------------------------- ------------- -------------- -------------
    For                         336,320,944       44.08%         88.62%
    Against                     16,843,376         2.21%          4.44%
    Abstain                     26,330,500         3.45%          6.94%
    Broker Non-Votes            99,231,451        13.01%          --

     f. Reclassify restriction on investments in companies whose securities the Fund's Directors and Officers own:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       334,381,258        43.83%         88.11%
    Against                    18,640,215         2.44%          4.91%
    Abstain                    26,473,347         3.47%          6.98%
    Broker Non-Votes           99,231,451        13.01%          --

     g. Reclassify restriction on investments in a single class of securities, voting securities or securities of a company for the purpose of controlling or managing the company:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       337,495,029        44.24%         88.93%
    Against                    15,537,323         2.03%          4.10%
    Abstain                    26,462,468         3.47%          6.97%
    Broker Non-Votes           99,231,451        13.01%          --

     h. Reclassify restriction on investments in unseasoned issuers:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       333,482,339        43.71%         87.88%
    Against                    18,795,681         2.46%          4.95%
    Abstain                    27,216,800         3.57%          7.17%
    Broker Non-Votes           99,231,451        13.01%          --

     i. Reclassify restriction on investments in warrants:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       338,411,489        44.36%         89.17%
    Against                    13,962,285         1.83%          3.68%
    Abstain                    27,121,046         3.55%          7.15%
    Broker Non-Votes           99,231,451        13.01%          --

     j. Reclassify restriction on investments in unlisted securities and securities with a limited trading market:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       332,507,151        43.58%         87.61%
    Against                    20,212,574         2.65%          5.33%
    Abstain                    26,775,095         3.51%          7.06%
    Broker Non-Votes           99,231,451        13.01%          --

5. The elimination of one of the Fund's fundamental investment restrictions:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       337,503,871        44.24%         88.94%
    Against                    15,640,706         2.05%          4.12%
    Abstain                    26,350,243         3.45%          6.94%
    Broker Non-Votes           99,231,451        13.01%          --

6. The amendment and restatement of the Fund's articles of incorporation:

                                                 % of           % of
                                              Outstanding      Voted
                                 Shares         Shares         Shares
    ------------------------- -------------- -------------- -------------
    For                       385,499,581        50.53%         90.19%
    Against                    11,746,810         1.54%          2.75%
    Abstain                    30,195,990         3.96%          7.06%
    Broker Non-Votes           87,297,160        11.44%          --